Exhibit 10.55
NationsBank of Texas, N.A.          Pledge Agreement

=========================================================== ====================
BANK/SECURED PARTY:                     PLEDGOR(S)/DEBTOR(S):

NationsBank of Texas, N.A.,             American Physicians Service Group, Inc.,
a national banking association          a Texas corporation
515 Congress Avenue                     1301 Capital of Texas Highway
11th Floor                              C-300
Austin, Texas  78701                    Austin, Texas 78746
Travis County, Texas

(Street address including county)     (Name and street address including county)
================================================================================
Pledgor/Debtor is: [ ] Individual [X] Corporation [ ] Partnership [ ] Other Address is Pledgor's/Debtor's: [ ] Residence [ ] Place of Business
[X]  Chief Executive Office if more than one place of business
================================================================================

Capitalized   terms  not  otherwise  defined  in  this  Pledge  Agreement  (this
"Agreement")   have  the  same  meaning  as  assigned  in  the  Loan   Agreement
(hereinafter defined).

1. SECURITY INTEREST. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor/Debtor (hereinafter referred to as "Pledgor") pledges, assigns and grants to Bank a security interest and lien in the Collateral (hereinafter defined) to secure the payment and the performance of the Obligation (hereinafter defined).
2.
3.  COLLATERAL.  The
security interest is granted in the following collateral (the "Collateral"):
4.
A. DESCRIPTION OF COLLATERAL.
B.
C. SPECIFIC INVESTMENT PROPERTY/SECURITIES: The following investment property and/or securities, together with all investment property and/ or securities hereafter delivered to Bank in substitution therefor or in addition thereto:
D. i. 500,000  shares of Common Stock,  $.01 par value
(together with any other shares of Common Stock of Prime pledged hereunder from time to time, the "Prime Pledged Shares") of Prime Medical Services, Inc., a Delaware corporation ("Prime"). ii. iii. a. 1,000 shares of Common Stock, $.10 par value of APS Financial Corporation, a Colorado corporation; iv. v. b. 800 shares of Common Stock, $.10 par value, APS Insurance Services, Inc., a Delaware corporation; vi. vii. c. 1,874,600 shares of Common Stock, $.001 par value of APS Practice Management, Inc., a Texas corporation; viii. ix. x. d. 1,000 shares of Common Stock, $.10 par value of Syntera Technologies, Inc., a Delaware corporation; and

xi.
xii. e. 1,000 shares of Common  Stock,  $1.00 par value of
APS Realty, Inc., a Texas corporation (the Prime Pledged Shares and the shares described in this Subsection 2.A.ii are collectively referred to herein as the "Pledged Shares").
xiii.
xiv.  all cash,  securities,  dividends,  increases,
distributions and profits received from or on the Pledged Shares, including distributions or payments in partial or complete liquidation or redemption, or as a result of reclassifications, readjustments, reorganizations or changes in the capital structure of the Issuer and any other property at any time and from time to time received, receivable or otherwise distributed or delivered to Bank, and all rights and privileges pertaining thereto.
xv.
xvi. It is contemplated by
the parties that Pledgor may provide additional collateral from time to time hereunder as additional security for the Obligation, and may from time to time with the prior written consent of Bank sell or otherwise dispose of any Collateral provided that Pledgor provides Bank with substitute collateral. At the time of each addition or substitution of Collateral, the securities added or substituted shall be identified on a Pledge Certificate, substantially in the form of Schedule II attached hereto (the "Pledge Certificate"), and delivered to Bank. Bank has no obligation to make any advances requested in connection therewith unless (i) such additional and/or substituted Collateral is satisfactory to Bank and (ii) the perfected security interest granted to Bank therein is completed to the satisfaction of Bank. All such additional and/or substituted Collateral shall be Collateral for purposes of this Agreement, and shall secure the Obligation in the same manner as the Collateral for which it is added to and/or substituted.
xvii.
E. PROCEEDS. All additions,  substitutes and
replacements for and proceeds of the above Collateral (including all income and benefits resulting from any of the above, such as dividends payable or distributable in cash, property or stock; interest, premium and principal payments; redemption proceeds and subscription rights; and shares or other proceeds of conversions or splits of any securities in the Collateral). Any investment property and/or securities received by Pledgor, which shall comprise such additions, substitutes and replacements for, or proceeds of, the Collateral, shall be held in trust for Bank and shall be delivered immediately to Bank. Any cash proceeds shall be held in trust for Bank and upon request shall be delivered immediately to Bank.
F.
G. DEPOSIT ACCOUNTS.  The balance of
every deposit account of Pledgor maintained with Bank and any other claim of Pledgor against Bank, now or hereafter existing, liquidated or unliquidated, and all money, instruments, investment property, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of Pledgor which at any time shall come into the possession or custody or under the control of Bank or any of its agents or affiliates, for any purpose, and the proceeds of any thereof. Bank shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents or affiliates.

1.       OBLIGATION.
2.
A. DESCRIPTION OF OBLIGATION. The following obligations ("Obligation") are secured by this Agreement:

i. ALL DEBT: All debts, obligations, liabilities and agreements of Pledgor to Bank, now or hereafter existing, arising directly or indirectly between Pledgor and Bank whether absolute or contingent, joint and several, joint or several, secured or unsecured, due or not due, liquidated or unliquidated, arising by operation of law or otherwise, and all renewals, extensions and rearrangements of any of the above; including, without limitation, all debts, obligations, liabilities and agreements of Pledgor now or hereafter arising under, or governed by, that certain Revolving Credit Loan Agreement dated as of the date hereof, by and between Pledgor and Bank, and any renewal, extension, modification or restatement thereof or therefor (the "Loan Agreement").
ii.
iii. PROMISSORY NOTE: All debt arising under that certain promissory note dated as of the date hereof in the principal face amount of $10,000,000 executed by Pledgor payable to the order of Bank, and any and all renewals, extensions, modifications and rearrangements thereof; iv. v. All costs and expenses incurred by Bank, including attorney's fees, to obtain, preserve, perfect, enforce and defend this Agreement and maintain, preserve, collect and realize upon the Collateral, together with interest thereon at the default rate provided in the Loan Agreement; and vi. vii. All amounts which may be owed to Bank pursuant to all other loan documents executed in connection with the indebtedness described in subpart i. above. viii. In the event any amount paid to Bank on any Obligation is subsequently recovered from Bank in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding involving an obligor of the Obligation other than Pledgor, Pledgor shall be liable to Bank for the amounts so recovered up to the fair market value of the Collateral whether or not the Collateral has been released or the security interest terminated. In the event the Collateral has been released or the security interest terminated, the fair market value of the Collateral shall be determined, at Bank's option, as of the date the Collateral was released, the security interest terminated, or said amounts were recovered.

A. USE OF PROCEEDS. The proceeds of any indebtedness or obligation secured by the Collateral will not be used directly or indirectly to purchase or carry any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or extend credit to or invest in other parties for the purpose of purchasing or carrying any such "margin stock," or to reduce or retire any indebtedness incurred for such purpose or otherwise in a manner which would violate Regulations G, T or U.

1. PLEDGOR'S WARRANTIES. Pledgor hereby represents and warrants to Bank as follows: 2. A. Financing Statements. Except as may be noted by schedule attached hereto and incorporated herein by reference, no financing statement covering the Collateral is or will be on file in any public office, except the financing statements relating to this security interest, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or any part thereof.
B.
C. OWNERSHIP. Pledgor owns the Collateral free from any setoff, claim, restriction, lien, security interest or encumbrance except liens for taxes not yet due and payable and the security interest hereunder, the applicability of certain federal and state securities laws, including Rule 144 of the General Regulations under the Securities Act of l933, and as to the common stock of APS Insurance Services, Inc., the agreements described in Section 6.E. below, and Pledgor represents and warrants that Pledgor has held the Prime Pledged Shares and any other Prime Shares which may from time to time be pledged hereunder free and clear of all liens (except for liens, encumbrances and debt held by Bank or described above), encumbrances and debt, and borne the full economic risk thereof since October 12, 1989.
D.
E. POWER AND AUTHORITY. Pledgor has full power and authority to make this Agreement, and all necessary consents and approvals of any persons, entities, governmental or regulatory authorities and securities exchanges have been obtained to effectuate the validity of this Agreement.

F.
G. PLEDGED SHARE  CHARACTERISTICS.  The Pledged Shares which have been pledged by Pledgor to Bank under this Agreement, or may hereafter be pledged under this Agreement, satisfy and shall satisfy each of the requirements and characteristics set forth on Schedule I hereto.
H.
I. The delivery at any
time  by  Pledgor  to Bank of  additional  Pledged  Shares  shall  constitute  a representation  and  warranty  by Pledgor  that,  with  respect to such  Pledged
Shares, in each item thereof, the matters heretofore warranted in Clauses (A) through (D) immediately above are true and correct at, and as if they were made at, the date of such delivery.
J.
3. PLEDGOR'S COVENANTS. Until full payment and
performance of all of the Obligation and termination or expiration of any obligation or commitment of Bank to make advances or loans to Pledgor, unless Bank otherwise consents in writing:
4.
A. OBLIGATION AND THIS AGREEMENT. Pledgor
shall perform all of its agreements herein and in any other agreements between it and Bank.
B.
C. OWNERSHIP OF COLLATERAL.  Pledgor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Bank. Pledgor shall keep the Collateral free from all liens and security interests except those for taxes not yet due and payable and the security interest hereby created.
D.
E. BANK'S COSTS.  Pledgor shall pay all
costs necessary to obtain, preserve, perfect, defend and enforce the security interest created by this Agreement, collect the Obligation, and preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, reasonable attorney's fees, legal expenses and expenses of sales.
Whether the Collateral is or is not in Bank's possession, and without any obligation to do so and without waiving Pledgor's default for failure to make any such payment, Bank at its option may pay any such costs and expenses and discharge encumbrances on the Collateral, and such payments shall be a part of the Obligation and bear interest at the rate set out in the Obligation. Pledgor agrees to reimburse Bank on demand for any costs so incurred.
F.
G. INFORMATION AND INSPECTION. Pledgor shall (i) promptly furnish Bank any information with respect to the Collateral requested by Bank; (ii) allow Bank or its representatives to inspect and copy, or furnish Bank or its representatives with copies of, all records relating to the Collateral and the Obligation; and (iii) promptly furnish Bank or its representatives with any other information Bank may reasonably request.
H.
I. ADDITIONAL DOCUMENTS. Pledgor shall sign and deliver any papers furnished by Bank which are necessary or desirable in the judgment of Bank to obtain, maintain and perfect the security interest hereunder and to enable Bank to comply with any federal or state law in order to obtain or perfect Bank's interest in the Collateral or to obtain proceeds of the Collateral.
J.
K. NOTICE OF CHANGES.  Pledgor shall notify Bank  immediately of
(i) any material change in the Collateral, (ii) a change in Pledgor's residence or location, (iii) a change in any matter warranted or represented by Pledgor in this Agreement, or in any of the Loan Documents relating to the Obligation or furnished to Bank pursuant to this Agreement, and (iv) the occurrence of an Event of Default under this Agreement or any other Loan Document.
L.
M.POSSESSION OF COLLATERAL. Pledgor shall deliver a copy of this Agreement (or other notice acceptable to Bank) to any Broker, financial intermediary, or any other person in possession of any of the Collateral or on whose books the interest of Pledgor in the Collateral appears, and such delivery shall constitute notice to such person of Bank's security interest in the Collateral and shall constitute Pledgor's instruction to such person to note Bank's security interest on their books and records, or deliver to Bank certificates or other evidence of the Collateral promptly upon Bank's request. Pledgor shall deliver all investment securities and other instruments and documents which are a part of the Collateral and in Pledgor's possession to Bank immediately, or if hereafter acquired, immediately following acquisition, in a form suitable for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures appropriately guaranteed in form and substance suitable to Bank.
N.
O. POWER OF ATTORNEY. Pledgor appoints Bank and any officer thereof as Pledgor's special attorney-in-fact with limited power in Pledgor's name and on Pledgor's behalf, to perform only those acts that Pledgor is obligated to do or may be required to do hereunder. Nothing in this paragraph shall be construed to obligate Bank to take any action hereunder nor shall Bank be liable to Pledgor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Obligation is outstanding and shall not terminate on the disability or incompetence of Pledgor. Without limiting the ability to perform any acts authorized by the foregoing, Bank shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor but only to the extent that such checks or payments represent any dividend, interest payment or other distribution payable in respect of the Collateral or any part thereof. Bank will notify Pledgor after Bank has exercised the power, and Bank shall deliver to Pledgor copies of any documents executed by Bank pursuant to the power. Upon payment of the entire Obligation, the power described in this Section shall be deemed to be terminated.
P.
Q. OTHER PARTIES AND OTHER COLLATERAL. No renewal or extensions of or any other indulgence with respect to the Obligation or any part thereof, no modification of the document(s) evidencing the Obligation, no release of any security, no release of any person (including any maker, indorser, guarantor or surety) liable on the Obligation, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligation or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of Bank under any law, hereunder, or under any other agreement pertaining to the Collateral. Bank need not file suit or assert a claim for personal judgment against any person for any part of the Obligation or seek to realize upon any other security for the Obligation, before foreclosing or otherwise realizing upon the Collateral. Pledgor waives any right that can be waived to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that Bank shall have no duty or obligation to Pledgor to apply to the Obligation any such other security or proceeds thereof.
R.
S.  WAIVERS BY PLEDGOR.  Pledgor
waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any person liable for the Obligation or any part thereof, notice of any Event of Default, and all other notices respecting the Obligation; and agrees that maturity of the Obligation and any part thereof may be accelerated, extended or renewed one or more times by Bank in its discretion, without notice to Pledgor. Pledgor waives any right to require that any action be brought against any other person or to require that resort be had to any other security or to any balance of any deposit account. Pledgor further waives any right of subrogation or to enforce any right of action against any other pledgor until the Obligation is paid in full.
T.
U. RULE 144 RIDER.  Pledgor
acknowledges that the Collateral is, or may be in the future, comprised in whole or in part of control or restricted securities, which shall be subject to the additional terms and provisions described on the Rule 144 Rider attached hereto and made a part hereof for all purposes.
V.
5. MAINTENANCE OF COLLATERAL.
6.

A.
MAINTENANCE OF COLLATERAL. At all times during the term of this Agreement, Pledgor agrees to maintain as security for the Obligation, Prime Pledged Shares with an Adjusted Collateral Value (as determined herein) in excess of 182% of the unpaid principal balance of the Obligation (the "Maintenance Margin"). The Adjusted Collateral Value shall be determined by multiplying the number of Prime Pledged Shares (including any Additional Shares) by the per share price of such Prime stock at the most recent close of trading on a trading exchange for the Prime stock. In the event that Prime Pledged Shares are not traded on an exchange, the Adjusted Collateral Value of the Prime Pledged Shares shall be determined by obtaining the quoted value of such Prime Pledged Shares from a reputable brokerage firm selected by Bank. If no such quote is available, the value will be determined by Bank in its sole discretion.
B.
C. No Borrowing (as
defined in the Loan Agreement) requested by Pledgor shall be made to Pledgor if the sum of (i) the outstanding principal balance of the Obligation plus (ii) the amount of the Borrowing requested, equals or exceeds 50% of the Adjusted Collateral Value (the "Original Advance Percentage").
D.
E. BREACH OF COLLATERAL MAINTENANCE. Pledgor agrees that the failure to maintain Collateral with an Adjusted Collateral Value as set forth above shall constitute an Event of Default under this Agreement. In such event, the Pledgor shall have five Business Days (as defined in the Loan Agreement) from the date Pledgor is notified by Bank (in writing or orally) of such noncompliance, to either pledge additional shares of Prime stock satisfactory to Bank, in its sole discretion, or reduce the unpaid principal balance of the Obligation such that, in either case, the Adjusted Collateral Value shall be not less than the Maintenance Margin. In the event Pledgor fails to comply with the terms hereof, Bank may, without any further notice of any kind, exercise any of the following rights and remedies, at Bank's option:
F.
         (a) The rights and remedies set out in Section 8.B. of this Agreement, including without limitation the right to accelerate the Obligation and liquidate the Collateral.

         (b) Sell all or any part of the Collateral and apply the proceeds of such sale to the Obligation to bring the Obligation back into compliance (that is, to reduce the unpaid principal of the Obligation such that the unpaid principal of the Obligation is less than Original Advance Percentage of the Prime Pledged Shares.

If an Event of Default exists hereunder and the Collateral is declining in value or threatens to decline speedily in value, Bank shall have no obligation to notify Pledgor of the failure to maintain Prime Pledged Shares with an Adjusted Collateral Value as set forth in subparagraph A above or to provide Pledgor with an opportunity to cure such noncompliance, and in such case Pledgor agrees that Bank may immediately at Bank's sole option (i) declare amounts due under the Obligation to be immediately due and payable, and/or (ii) sell all or any part of the Collateral and apply the proceeds of such Collateral to the Obligation.

A. ADDITIONAL PLEDGE PROVISION. Notwithstanding the provisions of 6A and 6B, in the event the per share price of the Prime Pledged Shares on any day is less than $8.25, than all shares of Prime owned by Pledgor (other than 500,000 shares of common stock of Prime which shall be excluded) (the "Prime Stock") shall become Additional Collateral hereunder, and Pledgor shall, immediately, upon demand of Bank, execute and deliver a Pledge Certificate covering such Prime Stock shares to Bank, together with the original stock certificates and blank stock powers.
B.
C. RELEASE OF PRIME  PLEDGED  SHARES.
D.
i. In the event the
price per share of the Prime Pledged Shares increases so that the Adjusted Collateral Value is in excess of 250% of the Obligation, then upon receipt of Pledgor's written request to Bank  requesting  release of certain Prime Pledged
Shares, and provided no Default or Event of Default has occurred and is continuing under the Loan Agreement, Bank shall as soon as reasonably possible (but in any event no earlier than ten Business Days following receipt of the request) release certain Prime Pledged Shares, so long as the Adjusted Collateral Value of the remaining Prime Pledged Shares is not less than 200% of the Obligation.
ii.
iii. In the event Pledgor has pledged all of its Prime Stock shares to Bank as required pursuant to Section 6C above, then if the per share price of the Prime Pledged Shares exceeds $8.50 during any ninety (90) consecutive days, and Pledgor delivers a written request to Bank requesting release of certain Prime Pledged Shares, provided no Default or Event of Default has occurred and is continuing under the Loan Agreement, then Bank shall as soon as reasonably possible (but in any event no earlier than ten Business Days following receipt of the request) release certain Prime Pledged Shares, so long as the Adjusted Collateral Value of the remaining Prime Pledged Shares is not less than 200% of the Obligation.
iv.
v.  Nothing in this  Section  6D.  shall
relieve Pledgor of its continuing  obligations under Sections 6A, 6B and 6D. vi.
E. RELEASE OF OTHER  COLLATERAL.
F.
i. In the event that FPIC Insurance Group, Inc. ("FPIC") exercises its option to purchase additional shares of common stock of APS Insurance Services, Inc., a Delaware corporation ("APS Insurance") as set forth in the Stock Purchase and Stock Option Agreement entered into as of April 6, 1997 and in the Shareholders Agreement entered into on June 30, 1997 among APS Insurance, Pledgor and FPIC, Bank shall release its lien and security interest in the Collateral consisting of the pledged shares of APS Insurance upon receipt by Bank of the purchase price therefor.
ii.
iii. The Bank also
agrees that provided no Event of Default (hereinafter defined) has occurred and is continuing, shares of common stock of APS Practice Management, Inc. ("Practice Management") will be released from the lien and security interest of this Agreement upon not less than ten (10) Business Days written notice to the Bank, setting forth the number of shares to be released, the name of the purchaser to whom the shares are to be transferred and the reason therefor.
iv.
2. RIGHTS AND POWERS OF BANK.
3.
A. GENERAL. Bank, before or after default, without liability to Pledgor may: take control of proceeds, including stock received as dividends or by reason of stock splits; release the Collateral in its possession to any Pledgor, temporarily or otherwise; require additional Collateral; reject as unsatisfactory any property hereafter offered by Pledgor as Collateral; take control of funds generated by the Collateral, such as cash dividends, interest and proceeds, and use same to reduce any part of the Obligation and exercise all other rights which an owner of such Collateral may exercise, except the right to vote or dispose of the Collateral before an Event of Default; and at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee. Other than the exercise of reasonable care to ensure the safe custody of the Collateral in Bank's possession, Bank shall have no obligation, duty or responsibility for the Collateral and specifically, without limiting the foregoing, shall have no obligation, duty or responsibility to collect any amounts payable, or exercise any right or option, in respect of the Collateral or to sell all or any portion of the Collateral to avoid market loss. Bank shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of Bank, its officers, agents or employees, except for its or their own willful misconduct or gross negligence. The foregoing rights and powers of Bank will be in addition to, and not a limitation upon, any rights and powers of Bank given by law, elsewhere in this Agreement, or otherwise.

B.
C. CONVERTIBLE COLLATERAL. Bank may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Bank shall not have any duty to present for conversion any Collateral unless it shall have received from Pledgor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.
D.
E. VOTING RIGHTS. Subject to the following sentence, the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement. Upon (i) the occurrence after the date hereof of an Event of Default and (ii) the giving of written notice by Bank to Pledgor of its intention to (A) foreclose upon or otherwise dispose of the Collateral or (B) exercise its voting rights pertaining to the Collateral, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise hereunder shall cease, at the option of Bank, and all such rights shall thereupon become vested in Bank who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers.
F.
4. DEFAULT.
5.
A. EVENT OF DEFAULT.  An event of default
("Event of Default") shall occur (a) if Pledgor or any other obligor on all or part of the Obligation shall fail to timely and properly pay or observe, keep or perform any term, covenant, agreement or condition in this Agreement or in any other agreement between Pledgor and Bank or between Bank and any other obligor on the Obligation, including but not limited to any other note or instrument, loan agreement, security agreement, deed of trust, mortgage, promissory note, assignment or other agreement or instrument concerning the Obligation; or (b) an Event of Default shall occur under the Loan Agreement or any other Loan Document.

A. RIGHTS AND REMEDIES. If any Event of Default shall occur, then, in each and every such case, Bank may, without (a) presentment, demand, or protest, (b) notice of default, dishonor, demand, non-payment, or protest, (c) notice of intent to accelerate all or any part of the Obligation, (d) notice of acceleration of all or any part of the Obligation, or (e) notice of any other kind, all of which Pledgor hereby expressly waives (except for any notice required under this Agreement, any other Loan Document or which may not be waived under applicable law), at any time thereafter exercise and/or enforce any of the following rights and remedies, at Bank's option:
B.
i. ACCELERATION.  The
Obligation shall, at Bank's option, become immediately due and payable, and the obligation, if any, of Bank to permit further borrowings under the Obligation shall at Bank's option immediately cease and terminate.
ii.
iii. LIQUIDATION OF
COLLATERAL. Sell, or instruct any agent or broker to sell, all or any part of the Collateral in a public or private sale, direct any agent or broker to liquidate all or any part of any account and deliver all proceeds thereof to Bank, and apply all proceeds to the payment of any or all of the Obligation in such order and manner as Bank shall, in its discretion, choose. Bank is authorized, at any sale of the Collateral, if it deems it advisable, to restrict the prospective bidders of Purchasers to those persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Collateral. Pledgor agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting Bank in any attempts to dispose of certain portions of the Collateral and for the enforcement of their rights. For these reasons, Bank is hereby authorized by Pledgor, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. Pledgor understands that Bank may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or party thereof, than would otherwise be obtainable if such collateral were either afforded to a larger number or potential purchasers, or registered or sold in the open market. Pledgor agrees that such private sale shall be deemed to have been made in a commercially reasonable manner, and that Bank has no obligation to delay sale of any Collateral to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws. Bank is authorized, in connection with any such sale (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral and (ii) to impose such other limitations or conditions in connection with any such sale as Bank reasonably deems necessary in order to comply with applicable law. Pledgor covenants and agrees that he will execute and deliver such documents and take such other action as Bank reasonably deems necessary in order that any such sale may be made in compliance with applicable law. Upon any such sale, Bank shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of Pledgor of whatsoever kind, including any equity or right of redemption of Pledgor. Pledgor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay or appraisal which he has or may have under any law now existing or hereafter enacted.
iv.
v. In addition,
and without limiting the foregoing, Pledgor agrees that Bank may, in its discretion, advertise, prepare for, and conduct a foreclosure sale of the Collateral pursuant to newspaper advertisements or other public advertisements, in accordance with (and subject to conditions set forth in) no action letters, pronouncements and requirements of the Securities and Exchange Commission, in order to comply with the Securities Act of 1933, as amended, or any other laws or regulations.
vi.
vii. UNIFORM COMMERCIAL CODE. All of the rights, powers and remedies of a secured creditor under the Uniform Commercial Code ("UCC") as adopted in the jurisdiction to which Bank is subject under this Agreement.
viii.
ix. RIGHT OF SET OFF. Without notice or demand to Pledgor, set off and apply against any and all of the Obligation any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by Bank or by any of Bank's affiliates or correspondents to or for the credit of the account of Pledgor or any guarantor or indorser of Pledgor's Obligation.
x.
xi. Pledgor specifically understands and agrees that any sale by Bank of all or part of the Collateral pursuant to the terms of this Agreement may be effected by Bank at times and in manners which could result in the proceeds of such sale as being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and Pledgor hereby releases Bank and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale.
xii.
xiii. If, in the opinion
of Bank, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Bank may offer and sell such Collateral in a transaction exempt from registration under federal securities law, and any such sale made in good faith by Bank shall be deemed "commercially reasonable."

1.       GENERAL.
2.
A. PARTIES BOUND. Bank's rights hereunder shall inure to the benefit of its successors and assigns, and in the event of any assignment or transfer of any of the Obligation or the Collateral, Bank thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Bank shall retain all rights and powers hereby given with respect to any of the Obligation or the Collateral not so assigned or transferred. All representations, warranties and agreements of Pledgor if more than one are joint and several and all shall be binding upon the personal representatives, heirs, successors and assigns of Pledgor.

A. WAIVER. No delay of Bank in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Bank of any right hereunder or of any default by Pledgor shall be binding upon Bank unless in writing, and no failure by Bank to exercise any power or right hereunder or waiver of any default by Pledgor shall operate as a waiver of any other or further exercise of such right or power or of any further default. Each right, power and remedy of Bank as provided for herein or in any of the loan documents related to the Obligation, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Bank of any or all other such rights, powers or remedies.
B.
C. AGREEMENT CONTINUING. This Agreement shall constitute a continuing agreement applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Bank and Pledgor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties. Time is of the essence of this Agreement.
D.
E. DEFINITIONS. Unless the context indicates otherwise, definitions in the UCC apply to words and phrases in this Agreement; if UCC definitions conflict,
Article 8 and/or 9 definitions apply.
F.
G. NOTICE. Notice shall be deemed reasonable if it is made (i) in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by facsimile transmission delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party shown opposite its name on the signature pages hereof. Any such communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or, if transmitted by facsimile transmission, on the day that such communication is transmitted.
H.
I. MODIFICATIONS. No provision hereof
shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Pledgor and Bank. The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.
J.
K.  PARTIAL   INVALIDITY.   The
unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein, and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.
L.
M.  APPLICABLE
LAW AND VENUE. This Agreement has been delivered in the State of Texas and shall be construed in accordance with the laws of that State. It is performable by Pledgor in the county or city of  Bank's  address  set out  above and  Pledgor
expressly waives any objection as to venue in any such location. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.
N.
O. Financing Statement. To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.
P.
Q.  ARBITRATION.  ANY  CONTROVERSY  OR CLAIM BETWEEN OR AMONG THE
PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.
R.
i. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF
ANY  BORROWER'S  DOMICILE  AT THE  TIME OF THE  EXECUTION  OF  THIS  INSTRUMENT,
AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE
ARBITRATION,   THEN  THE  AMERICAN  ARBITRATION   ASSOCIATION  WILL  SERVE.  ALL
ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.
ii.
iii. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH

PROVISIONAL OR ANCILLARY  REMEDIES  BEFORE,  DURING OR
AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT, PROVIDED THAT IF BANK SHALL PETITION A COURT FOR SUCH RELIEF OR REMEDIES, THEN PLEDGOR SHALL BE ENTITLED TO ASSERT IN SUCH COURT ANY CLAIMS OR DEFENSES RELATED TO THE SUBJECT MATTER OF BANK'S PETITION. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.
iv.
S. Controlling Document. To the extent that this Agreement conflicts with or is in any way incompatible with any other loan document concerning the Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other loan document shall control to the extent that it deals most specifically with an issue.
T.
U. Notice of Final Agreement. THIS WRITTEN AGREEMENT AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
V.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of February 10, 1998.


Bank/Secured Party:                         Pledgor(s)/Debtor(s):

NATIONSBANK OF TEXAS, N.A.                  AMERICAN PHYSICIANS SERVICE
                                             GROUP, INC.,



By:      /s/ Teena Belcik
         -----------------
         Teena Belcik,                      Name:    /s/ William H Hayes
         Vice President                     Title:   Sr VP Finance

         SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT


         Type of Collateral:

         Shares of common stock, described in Section 2.A. of the Agreement, and which

                  (1)      are validly issued, fully paid and non-assessable;

                  (2) are owned of record and beneficially by Pledgor, and represented by stock certificates issued in the name of Pledgor properly endorsed to Bank;

                  (3) may be sold by Bank, pursuant to the terms of the Pledge Agreement; and

                  (4) have been delivered and pledged to Bank pursuant to the Pledge Agreement.

                                   SCHEDULE II

                               PLEDGE CERTIFICATE

         Reference is hereby made to that certain Pledge Agreement dated as of February , 1998 ("Pledge Agreement"), between American Physicians Service Group, Inc., a Texas corporation ("Pledgor") and NationsBank of Texas, N.A., a national banking association ("Bank"). This Pledge Certificate is delivered pursuant to
Section 2 of the Pledge Agreement. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Pledge Agreement.

         Pledgor hereby certifies that concurrently with the delivery of this Pledge Certificate,

         [X] Pledgor is delivering to Bank the following items of Collateral as additional Collateral for the Obligation (collectively, the "Additional Collateral"): ______ shares of Common Stock, $.01 par value of Prime Medical Services, Inc., a Delaware corporation.

         Pledgor hereby acknowledges that Pledgor has granted to Bank a security interest in the Additional Collateral pursuant to the Pledge Agreement to secure the Obligation and that the Collateral covered by the Pledge Agreement includes, without limitation, Additional Collateral. Pledgor hereby represents and warrants that all of the representations and warranties contained in the Pledge Agreement are true and correct in all material respects, including with respect to the Additional Collateral, on the date hereof as though made as of the date hereof.

         EXECUTED this 10th day of February, 1998.

                                    Pledgor(s)/Debtor(s):

                                    AMERICAN PHYSICIANS SERVICE GROUP, INC.,



                                     By:    /s/ William H Hayes
                                     Name:      William H Hayes
                                     Title:     Sr VP Finance

         RULE 144 RIDER

         This Rule 144 Rider is made this 10th day of February, 1998, and is incorporated into and shall be deemed to supplement the Pledge Agreement ("Agreement") of the same date given by Pledgor to secure the Obligation to Bank. Terms used and not otherwise defined in this Rider which are defined in the Agreement have the meanings given them in the Agreement.

         1. The securities listed on Exhibit A hereto, which Exhibit is made a part of this Rider and the Agreement for all purposes, are or may be deemed (check one or more boxes):

         [X]      Restricted securities

         [X]      Control securities

         for purposes of Rule 144 of the General Regulations under the Securities Act of 1933 ("Rule 144") promulgated by the Securities and Exchange Commission. These securities ("Rule 144 Securities") comprise all or part of the Collateral held by Bank presently subject to the terms and conditions of the Agreement and this Rider.

         2. Pledgor represents and warrants that Pledgor has held the Rule 144 Securities free and clear of all liens (except for liens, encumbrances and debt held by Bank) encumbrances and debt, and borne the full economic risk thereof since October 12, 1989.

         3. Pledgor covenants and agrees that:

                  a. After an Event of Default, Pledgor will cooperate fully with Bank with respect to any sale by Bank of any of the Rule 144 Securities, including full and complete compliance with all requirements of Rule 144, and will give to Bank all information and will do all things necessary, including the execution of all documents, forms, instruments and other items, to comply with Rule 144 for the complete and unrestricted sale and/or transfer of the Rule 144 Securities and will exercise its best efforts to have the issuer of such securities, upon the request of Bank, take all such action as may be required to satisfy the public information requirements of Rule 144(c).

                  b. Pledgor will not approve or consent to any amendment of the articles of incorporation or charter of any issuer of the Rule 144 Securities that may materially adversely affect the value of the Rule 144 Securities, or that permit any issuer of the Rule 144 Securities to merge or consolidate with or into any corporation or other person, without the prior written consent of Bank.

                  c. Pledgor will use all reasonable efforts, upon Bank's written request, to have issuer publish all information necessary to satisfy Rule 144 in the event any issuer of the Rule 144 Securities is not current in its filings under the Securities Exchange Act of 1934 at the time of a foreclosure sale by Bank.

         By signing below, Pledgor accepts and agrees to the terms and covenants contained in this Rider.

                                       Pledgor(s)/Debtor(s):

                                       AMERICAN PHYSICIANS SERVICE
                                        GROUP, INC.,



                                              /s/ William H Hayes
                                       Name:      William H Hayes
                                       Title:     Sr VP Finance